UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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IMPACT BIOMEDICAL INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Copies to: Darrin M. Ocasio, Esq. Sichenzia Ross Ference Carmel, LLP 1185 Avenue of the Americas, 31st Fl. New York, NY 10036 Tel: (212) 930 9700

IMPACT BIOMEDICAL INC.

1400 BROADFIELD BLVD., SUITE 130

HOUSTON, TX 77084

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 5, 2025

10:00 A.M. EASTERN TIME

To our Stockholders:

The 2025 Annual Meeting of Stockholders of Impact BioMedical Inc. (the “Company”, “we”, “us” or “our”) will be held on Wednesday, November 5, 2025, at 10:00 a.m. Eastern time at 1400 Broadfield Blvd., Suite 130, Houston, TX 77084, for the purposes of:

1.	To elect 8 director nominees to the Company’s Board of Directors to hold office until the next Annual Meeting of Stockholders;

2.	To ratify the appointment of Grassi & Co. Certified Public Accountants, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3.	To provide an advisory vote on executive compensation.

We also will transact such other business as may properly come before the meeting and any adjournments or postponements of the meeting. The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on September 8, 2025, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof. These proxy materials will be mailed on or about September 25, 2025 to the stockholders of record on the record date.

The Board of Directors recommends that you vote “FOR” the proposals set forth in this Notice of Annual Meeting of Stockholders and the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: The Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2024, and the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders, along with any amendments to the foregoing materials that are required to be furnished to stockholders, will be available at www.proxyvote.com

Sincerely,

/s/ Frank D. Heuszel
Name:	Frank D. Heuszel
Title:	Chief Executive Officer and Executive Chairman

IMPACT BIOMEDICAL INC.

1400 BROADFIELD BLVD., SUITE 130

HOUSTON, TX 77084

PROXY STATEMENT FOR THE COMPANY’S

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 5, 2025

Date, Time and Place

We are furnishing this proxy statement (the “Proxy Statement”) to the holders of our common stock, par value $0.001 per share (the “Common Stock”), in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Impact BioMedical Inc. (together with its consolidated subsidiaries (unless the context otherwise requires), referred to herein as “Impact,” “we,” “us,” “our” or the “Company”) for use at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m. eastern time at 1400 Broadfield Blvd., Suite 130, Houston, TX 77084, on Wednesday, November 5, 2025, and any adjournment thereof.

Matters to be Considered

The Annual Meeting will be held for the following purposes:

1.	Director Nomination: To elect 8 director nominees to serve until the next annual meeting of stockholders;

2.	Auditor Ratification: To ratify the appointment of Grassi & Co. Certified Public Accountants, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025;

3.	Advisory Vote on Executive Compensation: To provide an advisory vote to approve executive compensation.

As of the date of this Proxy Statement, the Board is not aware of any other matters that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

Important Notice Regarding the Availability of this Proxy Statement

We have opted to provide our materials pursuant to the full set delivery option in connection with the Annual Meeting. Under the full set delivery option, a Company delivers all proxy materials to its stockholders. The approximate date on which this Proxy Statement and form of proxy are first being provided to stockholders or being made available through the Internet for those stockholders receiving their proxy materials electronically, is September 25, 2025. This delivery can be by mail or, if a stockholder has previously agreed, by e-mail. In addition to delivering proxy materials to stockholders, the Company must also post all proxy materials on a publicly accessible website and provide information to stockholders about how to access that website. Accordingly, you should have received our proxy materials by mail or, if you previously agreed, by e-mail. These proxy materials include the Notice of Annual Meeting of Stockholders, Proxy Statement, and proxy card. These materials are available free of charge at www.proxyvote.com.

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REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited has the power to revoke it prior to the voting of the proxy. Revocation may be made by i) attending the Annual Meeting and voting the shares of stock in person, ii) delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy, iii) signing another proxy card with a later date and returning it before the polls close at the Annual Meeting, or iv) voting again via the internet or by toll free telephone by following the instructions on the proxy card.

GENERAL INFORMATION ABOUT VOTING

Record Date

Only the holders of record of our Common Stock at the close of business on the record date, September 8, 2025 (the “Record Date”), are entitled to notice of and to vote at the meeting. On the Record Date, there were 12,185,412 shares of our Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock held on the Record Date. DSS BioHealth Securities, Inc., a wholly owned subsidiary of DSS, Inc. owns approximately 83.35% of the voting shares of the Company which includes 60,496,041 shares of the Company’s Series A Convertible Preferred Stock, which is 100% of the Company’s issued and outstanding Series A Convertible Preferred Stock,

Quorum

At all meetings of stockholders of the Company, the presence at the commencement of such meetings in person or by proxy of stockholders holding of record a majority of the voting power of the total number of shares of the Company then issued and outstanding and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of any business. The withdrawal of any stockholder after the commencement of a meeting shall have no effect on the existence of a quorum, after a quorum has been established at such a meeting.

Voting

When a proxy is properly executed and returned (and not subsequently properly revoked), the shares it represents will be voted in accordance with the directions indicated thereon, or, if no direction is indicated thereon, it will be voted:

(1)	FOR the election of each nominee as director;

(2)	FOR the ratification of the appointment of Grassi & Co. Certified Public Accountants, P.C. as the Company’s independent registered public accounting firm;

(3)	FOR the advisory resolution to approve executive compensation.

Votes Required for Approval

Director nominees must receive a majority of the votes cast on such director’s election, which means that the nominee must receive more “FOR” votes than “WITHHOLD” votes.

The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting for this proposal. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal. A broker may vote on the ratification of the independent registered public accounting firm if a beneficial owner does not provide instructions; therefore, no broker non-votes are expected to exist in connection with this proposal.

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The advisory vote on executive compensation will be decided by the affirmative vote of a majority of the votes cast on this proposal at the meeting. However, the stockholder vote on this matter will not be binding on our Company or the Board of Directors and will not be construed as overruling or determining any decision by the Board on executive compensation.

Abstentions and Broker Non-Votes

Broker Non-Votes: If you hold your shares through a bank, broker or other nominee and do not provide voting instructions to that entity, it may vote your shares only on “routine” matters. For “non-routine” matters, the beneficial owner of such shares is required to provide instructions to the bank, broker or other nominee in order for them to be entitled to vote the shares held for the beneficial owner. The proposed ratification of the appointment of Grassi & Co. Certified Public Accountants, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares only with respect to the ratification of the appointment of Grassi & Co. Certified Public Accountants, P.C. as our independent registered public accounting firm.

If you hold your shares in street name, it is critical that you cast your vote if you want your vote to count on all matters to be decided at the Annual Meeting.

Abstentions: Abstentions will be counted for purposes of determining whether a quorum is present for the Annual Meeting and will not count as votes cast and therefore do not affect the vote outcome.

***

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You can contact our corporate headquarters, at (281) 415-6576, or send a letter to: Impact BioMedical Inc., 1400 Broadfield Blvd., Suite 130, Houston, TX 77084 with any questions about proposals described in this Proxy Statement or how to execute your vote.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Proposal

Eight (8) directors are to be elected at the Annual Meeting to serve until the next annual meeting of the Company’s stockholders. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors to be elected.

The following table sets forth the nominees for directors on the Board of Directors. Certain biographical information about the nominees as of the Record Date can be found above in the section titled “Directors, Executive Officers and Corporate Governance.”

Nominees for Directors

Name	Age	Position(s) with the Company	Date First Elected or Appointed
Frank D. Heuszel	69	Chief Executive Officer and Director	August 2020
Jason Grady	50	Director	June 7, 2024
Dr. Elise Brownell	72	Director	January 5, 2021
Melissa Sims	55	Director	May, 2023
David Keene	67	Director	September 28, 2023
Christian Zimmerman	48	Director	September 28, 2023
Castel Hibbert	66	Director	September 28, 2023
Chan Heng Fai Ambrose	80	Director	March 4, 2025

Required Stockholder Vote and Recommendation of Our Board of Directors

Director nominees must receive a majority of the votes cast on such director’s election, which means that the nominee must receive more “FOR” votes than “WITHHOLD” votes.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

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PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Grassi & Co. Certified Public Accountants, P.C. as the Company’s independent registered public accounting firm for fiscal year 2025. In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the Annual Meeting, the Board of Directors will review its future selection of the Company’s independent registered public accounting firm.

Representatives of Grassi & Co. Certified Public Accountants, P.C. are not expected to attend the Annual Meeting.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The aggregate fees billed for professional services rendered by Grassi & Co. Certified Public Accountants, P.C., PCAOB Auditor ID 76, for audit and review services for the fiscal year ended December 31, 2024, were approximately $60,000. The anticipated fees associated with the audit of the year ended December 31, 2025, is expected to range between $40,000 and $85,000.

Tax Fees

The aggregate fees billed for professional services rendered by our principal tax accountant, Greendyke, Jencik & Associates CPA’s, PLLC, for tax compliance, tax advice and tax planning during the years ended December 31, 2024, was approximately $2,000.

All Other Fees

There were no other fees billed for professional services rendered during the year ended December 31, 2024..

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

In accordance with the Company’s Audit Committee Charter, the Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee’s authority to management. In accordance with these procedures, the Audit Committee pre-approved all services performed by Grassi & Co. Certified Public Accountants, P.C.

Grassi & Co. Certified Public Accountants, P.C.’s audit report on our financial statements for the year ended December 31, 2024, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. There were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with Grassi & Co. Certified Public Accountants, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grassi & Co. Certified Public Accountants, P.C., would have caused them to make reference thereto in their reports on the financial statements for such periods.

Required Stockholder Vote and Recommendation of Our Board of Directors

Ratification of the appointment of our independent registered public accounting firm requires an affirmative vote of a majority of the votes cast at the Annual Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposal and therefore will not affect the vote outcome.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THE RATIFICATION OF THE APPOINTMENT OF GRASSI & CO. CERTIFIED PUBLIC ACCOUNTANTS, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

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PROPOSAL NO. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s Named Executive Officers included in the summary compensation table and related disclosures. As discussed in the “Executive Compensation” section below, the Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of Impact BioMedical Inc. approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2024 Annual Report on Form 10-K, which disclosure includes the Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the Named Executive Officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS DISCLOSED IN THE SUMMARY COMPENSATION TABLE OF THIS PROXY STATEMENT.

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Directors and Executive Officers

Our executive officers and directors as of the date of this report are as follows:

NAME	POSITION
Frank D. Heuszel	Chief Executive Officer and Director
Mark Suseck	Chief Operating Officer
Todd D. Macko	Chief Financial Officer
Elise Brownell	Director
Melissa Sims	Director
Chris Zimmerman	Director
David Keene	Director
Castel Hibbert	Director
Chang Heng Fai Ambrose	Director
Jason Grady	Director

Biographical and certain other information concerning the Company’s officers and directors is set forth below. There are no familial relationships among any of our directors. Except as indicated below, none of our directors is a director in any other reporting companies. None of our directors has been affiliated with any company that has filed for bankruptcy within the last ten years. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries. Each executive officer serves at the pleasure of the Board of Directors.

Frank D. Heuszel, 69, has served as a Director of the Company since August 2020. From August 2020 to August 2023, Mr. Heuszel served as President of the Company. Since April 2023, Mr. Heuszel has also served as Chief Executive Officer of the Company. Prior to the initial public offering, Mr. Heuszel served as the Chief Executive Officer of DSS from April 11, 2019 until September 15, 2025 when he resigned both his role as CEO as well as DSS Director, to fully manage Impact BioMedical and its IPO launch. In addition, Mr. Heuszel served as DSS’s Interim Chief Financial Officer from April 2019 to October 2020.. Mr. Heuszel has extensive experience in a wide array of strategic, business, turnaround, and regulatory matters across several industries as a result of his executive management, educational, and operational experience. Prior to joining DSS, Mr. Heuszel had a very successful career in commercial banking. For over 35 years, During that time, Mr. Heuszel served in many senior executive roles with major US and international banking organizations. As a banker Mr. Heuszel has served as General Counsel, Director of Special Assets, Credit Officer, Chief Financial Officer and Auditor. Mr. Heuszel also operated a successful law practice focused on the litigation, corporate restructures, and merger and acquisitions, and collections. In addition to being an attorney and executive manager, Mr. Heuszel is also a Certified Public Accountant (retired), and a Certified Internal Auditor (retired). Mr. Heuszel holds an undergraduate degree in Business Administration from The University of Texas at Austin and a J.D. degree from The South Texas College of Law, Houston.

Mark Suseck, 62, has served as Chief Operating Officer of the Company since August 2023. Mr. Suseck served as the chief operating officer of DSS BioHealth Holdings Inc., a subsidiary of DSS, Inc., from 2020-2023, where he leads company strategy, operations, licensing, acquisitions and commercialization. From 2021 to 2022, Mr. Suseck served as the chief executive officer of Vivacitas Oncology Inc., where he led company strategy, clinical development, operations and financing. From 2018-2019, Mr. Suseck was vice president of global sales and marketing at Helius Medical Technologies Inc. Mr. Suseck received his undergraduate degree in economics from Rutgers University, with minors in education and philosophy. He completed the Executive Management Program in residence at the University of Michigan Business School.

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Todd D. Macko, 54, has been Secretary and Treasurer of the Company since January 2021 and in May 2023 became Chief Financial Officer of the Company. Mr. Macko has served as the Chief Financial Officer of DSS since August 16, 2021. Mr. Macko previously served as the Vice President of Finance of DSS. As the Vice President of Finance, Mr. Macko’s responsibilities included assisting DSS’s Interim Chief Financial Officer in all aspects of financial and regulatory reporting. In addition, his responsibilities included the day-to-day management of the Company’s Accounting and Finance team and the financial leadership in the directing and improving of the accounting, reporting, audit, and tax activities. Prior to his role as Vice President of Finance for the Company, Mr. Macko joined the wholly owned subsidiary of DSS, Premier Packaging Corporation in January 2019, as its Vice President of Finance. Mr. Macko is a Certified Public Accountant with over 25 years of public and corporate financial management, business leadership and corporate strategy. Mr. Macko brings a wealth of experience with strengths in financial planning and analysis, business process re-engineering, budgeting, merger and acquisitions, financial reporting systems, project evaluation and treasury and capital management. Prior to joining the Company, Mr. Macko served as the Corporate Controller for Baldwin Richardson Foods, a leading custom ingredients manufacturer for the food and beverage industry from November 2015 until January 2019. Prior to that, Mr. Macko served as the Controller for The Outdoor Group, LLC., Genesis Vision, Inc., Complemar Partners, Inc., and Level 3 Communications, Inc. Mr. Macko obtained his Bachelor of Science degree in Accounting from Rochester Institute of Technology.

Jason Grady, 51, Since October 2024, Mr. Jason Grady has served as the Interim Chief Executive Officer (CEO) of DSS, Inc., driving its strategic vision, leadership, and overall performance. In this role, he steers the organization’s growth trajectory, ensuring profitability while aligning long-term objectives with operational execution. He leads executive teams, fosters innovation, and cultivates key relationships with the Board of Directors, investors, and strategic partners to propel the company forward. Before stepping into the interim CEO role of DSS, Mr. Grady was the DSSs Chief Operating Officer (COO) since August 2019, where he streamlined operations, optimized business processes, and spearheaded new business development. Simultaneously, since July 2018, he has served as President of Premier Packaging Corporation, a leading folding carton and consumer packaging manufacturer and a wholly owned subsidiary of the DSS, Inc. His leadership within the broader DSS ecosystem has been instrumental in driving business expansion and operational excellence. From April 2010 to July 2018, Mr. Grady served as Vice President of Sales & Business Development, playing a pivotal role in accelerating revenue growth and expanding the DSS’s market presence. Prior to joining DSS, he held key leadership positions, including Vice President of Marketing at Parlec Corporation, Director of Business Development at Berlin Packaging Corporation, and sales and marketing executive at OutStart, Inc. Mr. Grady holds a bachelor’s degree in Marketing and Communications and an MBA from the Rochester Institute of Technology.

Dr. Elise Brownell, 72, has served as a director of the Company since January 2021. Dr. Brownell has more than 20 years of biotechnology and pharmaceutical project management experience with a proven track record of advancing programs through clinical development. She serves as a Life Sciences entrepreneurial advisor for ASTIA, the nation’s premier entrepreneurial organization focused on women-led businesses. Dr. Brownell is also a member of the Editorial Advisory Board for Contract Pharma Magazine, and previous Chair of the Leaders Network program of Women in Consulting. She is the co-founder of ZephyrBiotech, LLC, a project management firm dedicated to advancing therapeutic candidates through development to key inflection points for clients. Earlier, Dr. Brownell was a founding member, head of project management and senior director of Aerovance, Inc., a venture-backed biotechnology company spun out from Bayer Healthcare, where she created and managed effective team processes to bring product candidates into full scale clinical Phase 1 and 2 developments. Prior to Aerovance, Dr. Brownell acted as head of project management for Bayer’s Biotechnology Unit, where she integrated project strategies to meet therapeutic and market needs. Other roles included building and negotiating partnerships with third parties to support development programs, leading research teams through early bench-to-clinic development phases, as well as entrepreneurial investment experience with Angel’s Forum. Dr. Brownell received her M.S., M.Phil. and Ph.D. degrees in biology from Yale University and her B.S. degree in biology from Allegheny College.

Melissa Sims, 55, has served as a director of the Company since May 2023. Ms. Sims is an Illinois-licensed attorney who has practiced law since 1995. Following graduation from Northern Illinois University College of Law, she began a general practice representing clients in banking, health care, real estate, criminal, dissolution, municipal, and probate matters in state and appellate courts. In 2006, she represented the Village of DePue, Illinois, regarding legacy pollution from a Superfund site and set national precedent before the U.S. Court of Appeals for the Seventh Circuit. In 2021, the United States Supreme Court cited Village of DePue v. ExxonMobil as precedent in Atlantic Richfield v. Christian. Since August 2017, Ms. Sims has been employed as a litigator at an international law firm and has recently represented clients in the National Opioid multidistrict litigation. She represents cities, counties, and individuals harmed by cancer-causing pollutants, including ethylene oxide (EtO), PFAS, PCBs, and other emerging contaminants. In recognition of her environmental work, TIME magazine named her to its inaugural Top 100 Climate Influencers list in 2023. She maintains a large social media presence with over 2 million followers.

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Starting in August of 2017, Ms. Sims has been employed with the international law firm, Milberg Coleman Bryson Phillps Grossman, PLLC and recently represented clients in the National Opioid multidistrict litigation in the Northern District of Ohio. She also represents municipalities across the country in tort actions in state, federal and appellate courts.

Ms. Sims brings to the Board her decades of plaintiff litigation with offer keen insight into potential matters which may be of importance on behalf of the Company. The Board believes that her legal background, knowledge expertise, and litigation experience will add great value to the board slate.

David Keene, 67, is a retired executive level banker with 45 years of commercial banking experience with progressive responsibilities in all facets of credit risk management in both community and regional bank environments. He is also experienced in both trust and mortgage banking. Mr. Keene retired as the chief credit officer of Unity National Bank in 2024, a position he has held since September 2022. As chief credit officer, he oversaw loan policy, collections, loan operations, credit administration, and all credit underwriting and analysis, problem loan workouts. He successfully reduced the level of problem loans by half while there. From May 2018 to September 2022, Mr. Keene was a Senior Credit Officer at Community Bank of Texas in Houston, Texas. In this position, he was, among other tasks, responsible for the support of the credit underwriting of high-net-worth individuals, partnerships, and companies. Mr. Keene received a Bachelor of Business Administration degree in both economics and finance from Baylor University in 1979.

Christian Zimmerman, 47, is currently the executive vice president—chief financial officer of Keystone Bank, SSB. Mr. Zimmerman has held this position since April 2019. In this position, Mr. Zimmerman, among other tasks, reviews and prepares monthly, quarterly and year-end financial reports. From December 2015 to April 2019, Mr. Zimmerman was the senior vice president – controller of Community Bank of Texas, N.A. where he was involved in, among other responsibilities, regulatory reporting for the bank and its holding company, in addition to preparing internal financial reports covering all aspects of the bank’s operations. Mr. Zimmerman worked on the holding company’s initial public offering with a focus on the financial statements and analysis. Mr. Zimmerman is a certified public accountant and received a Bachelor of Business Administration degree and a Master’s degree in Professional Accounting from the University of Texas at Austin. The Board believes that Mr. Zimmerman’s experience with initial public offerings, financial reporting and regulatory reporting will add great value to the board slate.

Castel Hibbert, 66, has been involved in corporate banking for 39 years and has held various management, underwriting and line responsibilities. Since August 2011, Mr. Hibbert has been an executive vice president and managing director at Veritex Community Bank. He currently works with upper middle market companies whose annual revenues range from $75 million to $800 million. Mr. Hibbert received a Bachelor of Science degree in employee relations from Michigan State University in 1981 and a Master in Business Administration degree from the University of Texas at Austin in 1983.

Chang Heng Fai Ambrose, 80, has served as director of the Company since March 2025. Mr. Chan is an expert in banking and finance, with 45 years of experience in these industries. He has restructured numerous companies in various industries and countries during the past 40 years.

Mr. Chan has served as director of Alset International Limited, a SGX listed company, since May 2013, has served as its Chief Executive Office since April 2014 and has served as its Chairman of the Board since June 2017. Mr. Chan has served as director of Hapi Metaverse Inc., a public company reporting to U.S. Securities and Exchange Commission, since October 2014 and as its Chairman since July 2021. Mr. Chan has served as director of the Company’s subsidiary, LiquidValue Development Inc., a public company reporting to U.S. Securities and Exchange Commission, since January 2017 and has served as its Chairman of the Board since December 2017. Mr. Chan has served as director of DSS, Inc., a NYSE listed company since January 2017 and has served as its Chairman of the Board since March 2019. Mr. Chan has served as Chairman of the Board of HWH International Inc., a Nasdaq listed company, since October 2021 and served as its Chief Executive Officer from October 2021 to January 2024. Mr. Chan has served as director of Value Exchange International, Inc., an OTC Markets listed company, since December 2021. Mr. Chan has served as non-executive director of True Partner Capital Holding Limited, an HKSE listed company, since June 2025.

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Mr. Chan was the Executive Chairman of China Gas Holdings Limited, an HKSE listed company, an investor and operator of the city gas pipeline infrastructure in China from 1997 to 2002. Mr. Chan served as director of Skywest Ltd., a public Australian airline company from 2005 to 2006. Mr. Chan was the Managing Director of SingHaiyi Group Ltd. (now known as SingHaiyi Group Pte. Ltd.), a Singapore property development company formerly listed on the SGX, from March 2003 to September 2013. Mr. Chan served as director of Heng Fai Enterprises Limited (now known as Zensun Enterprises Limited), an HKSE listed company, an investment holding company, from September 1992 to 2015, and as the Managing Chairman from 1995 to 2015. Mr. Chan served as director of Global Medical REIT Inc., a NYSE listed company, a healthcare facility real estate company, from December 2013 to July 2015. Mr. Chan served as director of RSI International Systems, Inc. (now known as ARCpoint Inc.), a TSXV listed company, the developer of RoomKeyPMS, a web-based property management system, from June 2014 to February 2019. Mr. Chan served as director of Holista CollTech Ltd., an ASX listed company, from July 2013 until June 2021. Mr. Chan served as a director of OptimumBank Holdings, Inc. from June 2018 until April 2022. Mr. Chan served as director of Sharing Services Global Corporation, an OTC Markets listed company, from

April 2020 to July 2025 and served as its Chairman of the Board from July 2021 to July 2025.

Committees of our Board

Audit Committee. On September 28, 2023, our Board established the Audit Committee.

The audit committee is appointed by the Board to assist the Board in its duty to oversee the Company’s accounting, financial reporting, and internal control functions and the audit of the Company’s financial statements.

The role of the Audit Committee is to:

●	oversee management in the performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls,
●	the performance and qualifications of the Company’s independent auditor, including the independent auditor’s independence,
●	the performance of the Company’s internal audit function; and
●	the Company’s compliance with legal and regulatory requirements.

Our Audit Committee consist of Mr. Castel Hibbert, Mr. Christian Zimmerman, Mr. David Keene, with Mr. Zimmerman serving as chair. Our Board has affirmatively determined that each meets the definition of “independent director” under the rules of NYSE American, and that they meet the independence standards under Rule 10A-3. Each member of our audit committee meets the financial literacy requirements of NYSE American’s rules. Our Board has adopted a written charter for the audit committee.

Compensation Committee. On September 28, 2023, the Board established the compensation committee.

The Compensation Committee is responsible for reviewing and recommending, among other things:

●	the adequacy and form of compensation of the Board;

●	the compensation of Chief Executive Officer, including base salary, incentive bonus, stock option and other grant, award and benefits upon hiring and on an annual basis;

●	the compensation of other senior management upon hiring and on an annual basis; and

●	the Company’s incentive compensation and other equity-based plans and recommending changes to such plans to our Board, when necessary.

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Our Compensation Committee consist of Dr. Elise Brownell, Ms. Melissa Sims and Mr. Castel Hibbert with Dr. Brownell serving as chair. Our Board has adopted a written charter for the compensation committee.

Nominating and Corporate Governance Committee. On September 28, 2023, the board established the Nominating and Corporate Governance Committee.

The nominating committee is responsible for, among other things:

●	developing criteria for membership on the board of directors and committees;

●	identifying individuals qualified to become members of the board of directors;

●	recommending persons to be nominated for election as directors and to each committee of the board of directors;

●	annually reviewing our corporate governance guidelines; and

●	monitoring and evaluating the performance of the board of directors and leading the board in an annual self-assessment of its practices and effectiveness.

Our nominating and corporate governance committee consist of Ms. Melissa Sims, Mr. David Keene and Dr. Brownell with Ms. Sims serving as chair. Our Board has adopted a written charter for the Nominating and Corporate Governance Committee.

Code of Business Conduct and Ethics. On September 28, 2023, the Board adopted a Business Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Business Code of Ethics has been made available on our website.

Term of office

All directors hold office until the next annual meeting of the stockholders of the company and until their successors have been duly elected and qualified. Officers are elected by and serve at the discretion of our Board.

Code of Business Conduct and Ethics

On September 28, 2023, the Board adopted a Business Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Business Code of Ethics has been made available on our website.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any legal proceedings in the past 10 years that would require disclosure under Item 401(f) of Regulation S-K.

Director Compensation

The Company has not paid any compensation to any directors during 2024. The table below represents compensation for 2024:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	All Other Compensation	Total
Current Directors
Jason Grady	$-	$925	$-	$925
Elise Brownell	$1,250	$925	$-	$2,175
Melissa Sims	$1,250	$925	$-	$2,175
David Keene	$1,250	$925	$-	$2,175
Christian Zimmerman	$1,250	$925	$-	$2,175
Castel Hibbert	$1,250	$925	$-	$2,175

(1)	Represents the total grant date fair value of stock options awards computed in accordance with FASB ASC 718. Our policy and assumptions made in the valuation of share-based payments are contained in Note 10 of our financial statements.

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Leadership Structure and Risk Oversight

Currently, the positions of Chief Executive Officer and Chairman of the Board are held by Frank D. Heuszel. Our senior management manages the risks facing the Company under the oversight and supervision of the Board. While the full Board is ultimately responsible for risk oversight at our Company, two of our Board committees assist the Board in fulfilling its oversight function in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls and the Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the area of corporate governance. Other general business risks such as economic and regulatory risks are monitored by the full Board. While the Board oversees the Company’s risk management, management is responsible for day-to-day oversight of risk management processes.

Compensation Risk Assessment

Our Board considered whether our compensation program encouraged excessive risk taking by employees at the expense of long-term Company value. Based upon its assessment, the Board does not believe that our compensation program encourages excessive or inappropriate risk-taking. The Board believes that the design of our compensation program does not motivate imprudent risk-taking.

Director Nominations

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. A copy of the Nominating and Corporate Governance Committee Charter is available on the Investors/Corporate Governance/Charters section of our website, www.impactbiomedinc.com. In addition, stockholders who wish to recommend a candidate for election to the Board of Directors must submit a written notice of such recommendation to the Company and strictly comply with all the requirements set forth in the Nominating and Corporate Governance Committee Policy With Regard to Consideration of Candidates Recommended for Election to the Board of Directors, a copy of which is also available on the Investors/Charters section of our website. The standards for considering nominees to the Board are included in the Corporate Governance Committee Charter. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors. Any stockholder who desires the Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written notice of recommendation addressed to: Impact BioMedical Inc., Nominating and Corporate Governance Committee, 1400 Broadfield Blvd., Suite 130, Houston, Texas TX 77084. Each written notice must set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended, (b) a representation that the stockholder is a holder of record of the stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, (e) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected, and (f) a description of how the person(s) satisfy the criteria for consideration as a candidate referred to above.

Communication with Directors

The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: Impact BioMedical Inc., 1400 Broadfield Blvd., Suite 130, Houston, Texas TX 77084, Board of Directors, Attention: Frank D. Heuszel, Chairman of the Board, All communications made by this means will be received by the Chairman of the Board.

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EXECUTIVE COMPENSATION

Summary Compensation Table

Compensation paid to our executive officers or directors during the past two fiscal years.

Name and principal position	Year	Salary	Bonus	Stock Awards (1)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Frank D. Heuszel, Chief Executive Officer	2023	$-	$-	-	-	-	-	$-	$-
	2024	$43,706	$-	$11,100	-	-	-	$-	$54,806
Mark Suseck, Chief Operating Officer	2023	$-	$-	-	-	-	-	$-	$-
	2024	$126,689	$-	$32,000	-	-	-	$-	$158,689
Todd D. Macko, Chief Financial Officer	2023	$-	$-	-	-	-	-	$-	$-
	2024	$-	$-	$555	-	-	-	$-	$555

(1)	Represents the total grant date fair value of stock options awards computed in accordance with FASB ASC 718. Our policy and assumptions made in the valuation of share-based payments are contained in Note 10

Employment Agreements

On October 3, 2024, the Company and Mr. Frank D. Heuszel, the Company’s Chief Executive Officer, Chairman, and President (the “Executive”) entered into an Executive Employment Agreement (the “Executive Employment Agreement”). Under the Executive Employment Agreement, the Executive will be employed in his current capacity as the Company’s Chief Executive Officer. The Executive’s employment term shall be from October 3, 2024, to October 3, 2027 (the “Employment Term”), and the Executive shall receive an annual base salary (the “Base Salary”) of $200,000 for the first year of the Employment Term, $250,000 for the second year of the Employment Term, and $250,000 for the third year of the Employment Term. In addition to the Executive’s Base Salary, he will be awarded a mandatory bonus (the “Mandatory Bonus”) as follows: (i) $150,000 for the first year of the Employment Term; (ii) $100,000 for the second year of the Employment Term; and (iii) $100,000 for the third year of the Employment Term. The Executive must remain continuously employed by the Company pursuant to the Executive Employment Agreement through the anniversary of each award date for the Mandatory Bonus to be fully earned by the Executive. In addition to the Executive’s Base Salary, the Executive shall be eligible to be awarded discretionary bonuses that may be authorized and declared by the board of director’s to the Executive and/or to the senior management executives from time to time, at the Board’s sole discretion. The Executive will also be granted an option to purchase Shares of the Company pursuant to the Impact Biomedical 2023 Employee, Director and Consultant Equity Incentive Plan in the amount of 300,000 shares at a purchase price of $3.00 per share.

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On November 11, 2024, the Company and Mr. Mark Suseck entered into an Employment Agreement (the “Employment Agreement”) with a term that runs through September 16, 2027 during which Mr. Suseck will act as the Company’s Chief Operating Officer. Mr. Suseck will receive an annual base salary of $250,000 retroactive to April 1, 2024. Mr. Suseck is also entitled to a discretionary bonus to be awarded in either cash or Company common stock. Mr. Suseck will also be granted an option to purchase shares of the Company pursuant to the Impact Biomedical 2023 Employee, Director and Consultant Equity Incentive Plan in the amount of 400,000 at a purchase price of $3.00 per share.

Director Compensation

The Company has not paid any compensation to any directors during 2024. The table below represents compensation for 2024:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	All Other Compensation	Total
Current Directors
Jason Grady	$-	$925	$-	$925
Elise Brownell	$1,250	$925	$-	$2,175
Melissa Sims	$1,250	$925	$-	$2,175
David Keene	$1,250	$925	$-	$2,175
Christian Zimmerman	$1,250	$925	$-	$2,175
Castel Hibbert	$1,250	$925	$-	$2,175

(1)	Represents the total grant date fair value of stock options awards computed in accordance with FASB ASC 718. Our policy and assumptions made in the valuation of share-based payments are contained in Note 10

Outstanding Equity Awards at Fiscal Year-End

There are no outstanding equity awards held by the Company’s named executive officers or directors as of December 31, 2023.

2023 Equity Incentive Plan

Our Board has adopted the 2023 Equity Incentive Plan, or 2023 Plan. For the year ended December 31, 2024, 880,000 option grants with a purchase price of $3.00 per share were awarded to certain officers, directors and consultants of the Company. These options have various vesting periods, and all expire on October 31, 2031. Potential proceeds of these grants is $2,640,000 and are fair valued using a Black-Scholes model at approximately $50,000. The Company record stock based compensation expense of approximately $19,000 for the year ended December 31, 2024 and is included in Sales, general and administrative compensation (inclusive of stock based compensation) on the accompanying Statement of Operations. There were no stock-based payments made during the twelve months ended December 31, 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock and Series A Convertible Preferred Stock as of September 8, 2025, by:

●	each of our named executive officers;

●	each of our directors;

●	all of our current directors and executive officers as a group; and

●	each stockholder known by us to own beneficially more than five percent of our common stock.

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Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of September 8, 2025, pursuant to the exercise of options or warrants and convertible debt are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group. Percentage of ownership of common stock is based on 12,185,412 shares of common stock outstanding on September 8, 2025. Percentage of ownership of Series A Convertible Preferred Stock is based on 60,496,041 shares of issued and outstanding preferred stock as of September 8, 2025

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock and Series A Convertible Preferred Stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address of all listed stockholders is c/o Impact BioMedical Inc., 1400 Broadfield Blvd., Suite 130, Houston, Texas TX 77084.

The information set forth in the table below is based on 12,185,412 shares of our Common Stock and 60,496,041 shares of Preferred Stock issued and outstanding on September 8, 2025. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options, warrants, rights or other convertible securities held by that person that are currently exercisable or will be exercisable within 60 days after September 8, 2025. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the Stockholders below is in care of Impact BioMedical Inc.:1400 Broadfield Blvd., Suite 130, Houston, Texas TX 77084.

Beneficial Ownership of Common Stock

Percentage of
	Number of Shares	Outstanding Share
Name	Beneficially Owned	Beneficially Owned
Frank D. Heuszel	95,475	*
Mark Suseck	-	*
Todd D. Macko	122	*
Jason Grady	182	*
Elise Brownell	-	*
Melissa Sims	-	*
David Keene	-	*
Christian Zimmerman	-	*
Castel Hibbert	-	*
Chang Heng Fai Ambrose	-	*
All officers and directors as a group (10 persons)	95,779	*

*	Less than 1%

Beneficial Ownership of Series A Convertible Preferred Stock

Name of Beneficial Owner	Number of Outstanding Series A Preferred Beneficially Owned	Percentage of Outstanding Series A Preferred Beneficially Owned
DSS, Inc. (1)	60,496,041	100%

(1)	DSS indirectly owns the shares through DSS BioHealth Security, Inc., its wholly-owned subsidiary. As of the date of this prospectus, the holder has not converted any of the shares of Series A Convertible Preferred Stock into shares of the Company’s common stock.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

AND RELATED PERSON TRANSACTIONS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of copies of such forms filed on Forms 3, 4 and 5, and amendments thereto furnished to us, we believe that as of the date of this Report, our executive officers, directors and greater than 10 percent beneficial owners have complied on a timely basis with all Section 16(a) filing requirements.

Transactions with Related Persons

Except for the below, from January 1, 2023 through the date of this Information Statement, we have not been a party to any transaction or proposed transaction in which the amount involved in the transaction exceeds the lesser of  $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation which are described elsewhere in this Information Statement.

Based on Shareholders Agreement entered into on April 26, 2017, the Company would fund the scientific operations of GRDG, a company involved in research and development of biomedical products which is a minority stockholder of two of the Company’s subsidiaries and is owned by Daryl Thompson, a director of many subsidiaries of the Company, to do the development and research works on the biomedical products for the Company. On February 15, 2022, the Company and its subsidiaries, Global BioLife, Inc. (“Global”), and Impact BioLife Sciences, Inc. (“BioLife Sciences”), and GRDG entered into a Licensing Proceeds Distribution Agreement (“GRDG Agreement”), whereas GRDG would transfer its 20% equity position in both Global and BioLife Sciences to the Company in exchange for 20% interest in Global and/or BioLife Science revenue received from the exclusive or non-exclusive licensing of and/or the sale of Global Intellectual Property to a Third Party, net of specific costs. The GRDG Agreement ended in September 2023 as core technologies achieved significant development milestones. As of the date of this report, no contingent liability has been recognized under the GRDG Agreement. As of December 31, 2024 and 2023, the Company incurred approximately $25,000 and $447,000, respectively, in expenses.

There are certain general and administrative costs incurred by DSS, a related party, on behalf of the Company which are passed through to the Company on a monthly basis. These costs consist of primarily payroll costs for certain DSS employees and are allocated based on estimated time spent on behalf of the Company. Beginning in January 2024 and through September 2024, these costs are approximately $31,000 per month. Beginning October 2024, these costs are approximately $26,000 per month. As of December 31, 2024, the Company incurred $357,000 in related expenses. As of December 31, 2023, the Company incurred approximately 144,000 in related expenses.

On December 31, 2020, and later amended, the Company executed a Revolving Promissory Note (“Note”) with DSS, a related party, which accrues interest at a rate of 4.25% and is due in full at the maturity date of September 30, 2030. The Note was further amended on July 24, 2024 with an effective date of September 16, 2024 to i) allow the Company to pay certain principal and/or interest payments owing under the repayment terms in an exchange for potential of equity in the Company, ii) change the quarterly interest due dates to the last day of each calendar quarter (i.e. December 31, March 31, June 30 and September 30), iii) to adjust the On Demand feature so that it starts after the 24th month, iv) continue the planned repayment program commencing on the 37th month and on the last day of each month thereafter through August 31, 2030 to pay a fixed monthly payment of $126,381, v) to continue the scheduled maturity date of September 30, 2030, and vi) adjusts the interest rate to be the WSJ Prime Rate plus 0.50%. As of December 31, 2024, and December 31, 2023, the outstanding balance, inclusive of interest was $8,878,000 (net of change in fair value of the note payable of $5,068,000) and $12,074,000, respectively. Of the $8,878,000, $35,000 is included in Current portion of note payable, related party and the remaining $7,971,000 is included in Long-term portion of note payable, related party at December 31, 2024. The $12,074,000 at December 31, 2023, is included in Current portion of note payable, related party.

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Review, Approval or Ratification of Transactions with Related Persons

The Board conducts an appropriate review of and oversees all related party transactions on a continuing basis and reviews potential conflict of interest situations where appropriate. The Board has adopted formal standards to apply when it reviews, approves or ratifies any related party transaction. In addition, the Board applies the following standards to such reviews: (i) all related party transactions must be fair and reasonable and on terms comparable to those reasonably expected to be agreed to with independent third parties for the same goods and/or services at the time they are authorized by the Board and (ii) all related party transactions should be authorized, approved or ratified by the affirmative vote of a majority of the directors who have no interest, either directly or indirectly, in any such related party transaction.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act, or the Exchange Act, which might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is currently comprised of three independent directors (as defined under Section 803 of the NYSE AMERICAN LLC Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our website, www.impactbiomedinc.com.

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2024.

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the quality and the acceptability of the Company’s financial reporting and internal controls. The Audit Committee has discussed with the independent registered public accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee has discussed with management and the independent registered public accounting firm such other matters as required to be discussed with the Audit Committee under Professional Standards, the corporate governance standards of the NYSE AMERICAN LLC Exchange and the Audit Committee’s Charter.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Statement on Auditing Standards as adopted by the Public Company Accounting Oversight Board, and has discussed with the independent registered public accounting firm their independence from management and the Company, including the impact of permitted non-audit related services approved by the Audit Committee to be performed by the independent registered public accounting firm.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2024, filed with the SEC on March 28, 2025.

Mr. Christian Zimmerman, Chairman & Audit Committee Member

Mr. Castel Hibbert, Audit Committee Member

Mr. David Keene, Audit Committee Member

ANNUAL REPORT

For stockholders receiving this Proxy Statement, our Annual Report as amended, any amendments to the foregoing materials that are required to be furnished to stockholders, the proxy card and voting instruction form will be available on-line at www.proxyvote.com on or about September 25, 2025. The Notice contains instructions on how to access the proxy materials over the Internet. These materials contain detailed information about the Annual Meeting, the proposals to be considered, our Board’s nominees for directors and other information concerning the Company.

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HOUSEHOLDING OF MATERIALS

In some instances, only one copy of the proxy materials is being delivered to multiple Stockholders sharing an address, unless the Company has received instructions from one or more of the Stockholders to continue to deliver multiple copies. The Company will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a Stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call the Company at (281) 415-6576, or send a written request to: Impact BioMedical Inc., 1400 Broadfield Blvd., Suite 130, Houston, Texas TX 77084. If you wish to receive a separate copy of the proxy materials and wish to receive a separate copy for each stockholder in the future, you may call the Company at the telephone number or write the Company at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling the Company at the telephone number or writing to the Company at the address listed above.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC, applicable Nevada law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in our proxy statement for our 2026 annual meeting. These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to our Corporate Secretary at our principal executive offices no later than the close of business on March 5, 2025 (120 days prior to the anniversary of this year’s mailing date). However, if we change the date of our 2026 Annual Meeting of Stockholders by more than 30 days from the date of this year’s Annual Meeting, we will announce the new deadline for proposals in the Company’s Annual Report on 10-K, a Quarterly Report on 10-Q, or a Current Report on Form 8-K. Failure to deliver a proposal in accordance with these procedures may result in it not being deemed timely received.

Under our Bylaws, in order to be properly brought before a meeting, nomination of persons for election to the Board for our 2025 Annual Meeting of Stockholders, stockholders must provide notice to the Secretary of the Company, which shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class, series and number of shares of capital stock of the Company that are owned beneficially and of record by the person, (D) a statement as to the person’s citizenship, (E) a written questionnaire with respect to the background, qualification and independence of such person (which questionnaire shall be provided by the Secretary of the Company upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (b) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (iii) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with, applicable law and all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company, (F) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and the person, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the person were a director or executive officer of such registrant, (G) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act, and (H) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and (ii) as to such stockholder, as to such stockholder, (1) the name and record address of the stockholder proposing such business, (2) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder, and (3) any material interest of the stockholder in such business. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as director of the Company, including information that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee. A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Company at the principal executive offices of the Company not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (or, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

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Under our Bylaws, to be properly brought before a meeting, business other than nominations of persons for election to the Board must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board or (iii) otherwise properly brought before an annual meeting by a stockholder of record of the Company (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Company) (A) both at the time the notice is delivered to the secretary of the Company and at the time of the meeting, (B) who is entitled to vote at the meeting, and (C) who otherwise complies. For any proposed business to be properly brought before an annual meeting by a stockholder, the proposed business must constitute a proper matter for stockholder action under the Nevada Revised Statutes and the stockholder must have given timely notice thereof in proper written form to the Secretary of the Company and must provide any updates or supplements to such notice at the times and in the forms required by our Bylaws. To be timely, a stockholder’s notice of a proposal to be presented at an annual meeting must be received at the Company’s principal executive office addressed to the attention of the secretary of the Company not less than ninety (90) calendar days nor more than one hundred twenty (120) calendar days in advance of the date of the one year anniversary of the Company’s previous year’s annual meeting of stockholders. However, if no annual meeting was held in the previous year or the date of the annual meeting is more than thirty (30) calendar days before or more than sixty (60) calendar days after such anniversary date, such notice by the stockholder to be timely must be received by the Secretary of the Company not later than the close of business on the ninetieth (90th) calendar day prior to such annual meeting or, if later, the tenth (10th) calendar day following the day on which public disclosure of the date of the meeting was first made. In no event shall the public disclosure of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. A stockholder’s notice to the Secretary of the Company shall set forth (i) as to each matter the stockholder proposes to bring before the annual meeting, a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and the language of any proposed amendment to the Bylaws of the Company), and the reasons for conducting such business at the annual meeting, and (ii) as to such stockholder, (1) the name and record address of the stockholder proposing such business, (2) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder, and (3) any material interest of the stockholder in such business.

SOLICITATION OF PROXIES

The Company will pay the cost of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company and other authorized persons may solicit the return of proxies by telephone, telegram or personal interview. The Company will request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

The Company has engaged Broadridge Financial Solutions to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $43,000.00 in total.

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OTHER BUSINESS

The Board of Directors currently knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the Company at the Annual Meeting, it is the intention of the persons named in the solicited proxy to vote for the proxy on such matters in accordance with their best judgment.

Stockholders are urged to vote according to the instructions provided without delay.

AVAILABLE INFORMATION

We are currently subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file periodic reports, Proxy Statements and other information with the SEC relating to our business, financial statements and other matters. Copies of such reports, Proxy Statements and other information may be copied (at prescribed rates) at the public reference room maintained by the SEC at 100 F Street NE, Washington DC 20549. For further information concerning the SEC’s public reference room, you may call the SEC at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC’s Internet address at http://www.sec.gov.

Requests for documents relating to the Company should be directed to:

Impact BioMedical Inc.

1400 Broadfield Blvd., Suite 130

Houston, TX 77084

Attention: Frank D. Heuszel

By order of the Board of Directors

/s/ Frank D. Heuszel
Frank D. Heuszel
Chief Executive Officer and Executive Chairman of the Board
1400 Broadfield Blvd., Suite 130
Houston, TX 77084

20

IMPACT BIOMEDICAL INC.
ATTN: FRANK D. HEUSZEL, CEO
1400 BROADFIELD BLVD, STE 130
HOUSTON, TEXAS 77084

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79758-Z91218 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

IMPACT BIOMEDICAL INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Frank D. Heuszel	☐	☐	☐
1b. Elise Brownell	☐	☐	☐
1c. Melissa Sims	☐	☐	☐
1d. Castel Hibbert	☐	☐	☐
1e. David Keene	☐	☐	☐
1f. Chris Zimmerman	☐	☐	☐
1g. Jason Grady	☐	☐	☐
1h. Chan Heng Fai Ambrose	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3:	**For**	**Against**	**Abstain**
2. Proposal to ratify the appointment of Grassi & Co. Certified Public Accountants, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐
3. Proposal to provide an advisory vote to approve the executive compensation.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K/A are available at www.proxyvote.com.

V79759-Z91218

Impact Biomedical Inc.

ANNUAL MEETING OF STOCKHOLDERS

NOVEMBER 05, 2025 10:00 AM EST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholders hereby appoint Frank D. Heuszel as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Impact Biomedical Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EST, on November 05, 2025 at 1400 Broadfield Blvd, Ste. 130, Houston, Texas 77084 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE